UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                  FORM 8-K/A-2

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  April 6, 2005

                                -----------------

                          COLLEGE OAK INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                        333-116890             30-0226902
-------------------------------    ------------------------  -------------------
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

                                20022 Creek Farm
                            San Antonio, Texas 78259
          (Address of Principal Executive Offices, including Zip Code)

                                 (210) 418-5177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 15, 2005, we concluded that we should restate Coastal Energy Services, Inc.'s ("Coastal") unaudited interim financial statements, that were previously included in our Form 8-K/A filed June 20, 2005, as of March 31, 2005, for the three months ended March 31, 2005 and for the period from June 29, 2004 (inception) through March 31, 2005 to correct an error relating to share based compensation. In connection with the issuance of 17,006,000 shares of common stock on March 28, 2005, Coastal should have recognized additional share based compensation totaling $5,935,094. The misstatement had the effect of understating additional paid-in capital and the deficit accumulated during the development stage on the balance sheet by the same amount ($5,935,094) and understating share based compensation expense (and therefore the net loss) by the same amount ($5,935,094) on the statements of expenses and in the cash flows from operating activities section in the statements of cash flow for the three months ended March 31, 2005 and for the period from June 29, 2004 (inception) through March 31, 2005, respectively.

Coastal's restated unaudited interim financial statements as of March 31, 2005, for the three months ended March 31, 2005 and for the period from June 29, 2004 (inception) through March 31, 2005 are included in this Form 8-K/A in Item 9.01. Additionally, we are including in Item 9.01 Coastal's financial statements for the year ended December 31, 2004 and the pro forma financial information (unaudited), both of which were also previously provided in the Form 8-K/A filed on June 20, 2005.

We have discussed the matters disclosed in this filing with our independent registered public accountants, Malone & Bailey, PC.

Item 9.01. Financial Statements

As we previously reported, Coastal Energy Services, Inc. ("Coastal") merged into us as of April 6, 2005. Included herein are Coastal's financial statements for the year ended December 31, 2004 and for the quarter ended March 31, 2005.

                          Index to Financial Statements

                                                                            Page

December 31, 2004 Financial Statements
Report of Independent Registered Public Accounting Firm                      F-3

Balance Sheet as of December 31, 2004                                        F-4

Statement of Expenses for the Period from
  June 29, 2004 (Inception) Through December 31, 2004                        F-5

Statement of Changes in Stockholders' Deficit
  for the Period from June 29, 2004 (Inception)
  Through December 31, 2004                                                  F-6

Statement of Cash Flows for the Period from
  June 29, 2004 (Inception) Through December 31, 2004                        F-7

Notes to Financial Statements                                                F-8

March 31, 2005 Interim Financial Information (Restated) (Unaudited)
Balance Sheet as of March 31, 2005                                          F-11

Statements of Expenses for the Three Months Ended
  March 31, 2005 and for the Period from
  June 29, 2004 (Inception) Through March 31, 2005                          F-12

Statements of Cash Flows for the Three Months Ended
  March 31, 2005 and for the Period from
  June 29, 2004 (Inception) Through March 31, 2005                          F-13

Notes to Financial Statements                                               F-14

Pro Forma Financial Information (Unaudited)
Pro Forma Condensed Financial Statement                                     F-16

Notes to Pro Forma Condensed Financial Statement                            F-17

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
   Coastal Energy Services, Inc.
   (A Development Stage Company)
   New York, New York

We have audited the accompanying balance sheet of Coastal Energy Services, Inc. (a development stage company) as of December 31, 2004, and the related statements of expenses, stockholders' deficit and cash flows for the period from June 29, 2004 (inception) to December 31, 2004. These financial statements are the responsibility of Coastal Energy Services, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coastal Energy Services, Inc. as of December 31, 2004, and the results of its operations and its cash flows for the period described in conformity with accounting principles generally accepted in the United States of America.

Malone & Bailey, PC
Houston, Texas
www.malone-bailey.com

June 17, 2005, except for Note 4,
as to which the date is August 17, 2005

                          COASTAL ENERGY SERVICES, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                December 31, 2004

  ASSETS                                                               $     --
                                                                       ========

  LIABILITIES & STOCKHOLDERS' DEFICIT

     Accounts payable                                                  $ 76,463
                                                                       --------
         Total current liabilities                                       76,463

     Note payable                                                        15,844
                                                                       --------
         Total liabilities                                               92,307
                                                                       --------

  Commitments

STOCKHOLDERS' DEFICIT

Preferred stock, $.001 par, 1,000,000 shares
  authorized, none issued and outstanding                                    --
Common stock, $.001 par, 20,000,000 shares
  authorized, 200,000 issued and outstanding                                200
Additional paid in capital                                                 (200)
Deficit accumulated during the development stage                        (92,307)
                                                                       --------
         Total stockholders' deficit                                    (92,307)
                                                                       --------
         Total liabilities & stockholders' deficit                     $     --
                                                                       ========

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                          COASTAL ENERGY SERVICES, INC.
                          (A Development Stage Company)
                              STATEMENT OF EXPENSES
                      Period from June 29, 2004 (Inception)
                            Through December 31, 2004

Administrative expenses
   - Legal expenses                                                    $ 89,809
   - Other                                                                1,654
   - Interest expense                                                       844
                                                                       --------
Net loss                                                               $(92,307)
                                                                       ========

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                          COASTAL ENERGY SERVICES, INC.
                          (A Development Stage Company)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                      Period from June 29, 2004 (Inception)
                            Through December 31, 2004

                                                              Deficit
                                                            Accumulated
                                               Additional     During
                       Common       Stock       Paid in     Development
                       Shares         $         Capital        Stage         Totals
                      --------     --------    ----------   -----------     --------
Shares issued
  to founders at
  inception for
  $0.00 per share      200,000     $    200     $   (200)     $     --      $     --

Net loss                    --           --           --       (92,307)      (92,307)
                      --------     --------     --------      --------      --------

Balances at
 December 31, 2004     200,000     $    200     $   (200)     $(92,307)     $(92,307)
                      ========     ========     ========      ========      ========

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                          COASTAL ENERGY SERVICES, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
                      Period from June 29, 2004 (Inception)
                            Through December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                                               $(92,307)
Adjustments to reconcile net loss
    to cash used in operating activities:
Changes in:
    Accounts payable and accrued liabilities                             77,307
                                                                       --------
NET CASH USED IN OPERATING ACTIVITIES                                   (15,000)
                                                                       --------

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from note payable                                           15,000
                                                                       --------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                15,000
                                                                       --------
NET CHANGE IN CASH                                                           --
    Cash balance, beginning                                                  --
                                                                       --------
    Cash balance, ending                                               $     --
                                                                       ========

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                          COASTAL ENERGY SERVICES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business. Coastal Energy Services, Inc. ("CES") was incorporated in the State of Delaware on June 29, 2004. Since inception, has primarily been involved in conducting business planning and capital-raising activities. CES intends to engage in the oil and natural gas industry either by making acquisitions or by participating in strategic joint ventures.

Use of Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of expenses. Actual results could differ from those estimates.

Cash and Cash Equivalents. For purposes of the statement of cash flows, considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Revenue Recognition. recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured. There were no revenues through December 31, 2004.

Income taxes. recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

Recently issued accounting pronouncements. does not expect the adoption of recently issued accounting pronouncements to have a significant impact on ' results of operations, financial position or cash flow.

NOTE 2 - INCOME TAXES

At December 31, 2004, deferred tax assets consisted of the following:

            Deferred tax assets
              Net operating losses                                     $ 19,634
              Less:  valuation allowance                                (19,634)
                                                                       --------
            Net deferred tax asset                                     $     --
                                                                       ========

CES has a net operating loss of approximately $92,000 as of December 31, 2004 which can be carried forward 20 years.

NOTE 3 - NOTE PAYABLE

In connection with and in anticipation of its formation, CES' founders borrowed $15,000, on an unsecured basis, pursuant to a promissory note dated November 15, 2003. The promissory note matures November 15, 2006, bears interest at 5.00%, and provides for repayment of principal and accrued interest at maturity. CES may prepay amounts due and outstanding at any time without prepayment penalty.

NOTE 4 - SUBSEQUENT EVENTS

Merger

On April 6, 2005, CES entered into a Plan and Agreement of Merger (the "Agreement") with College Oak Investments, Inc. ("COI"). Pursuant to the Agreement, COI acquired CES in exchange for 17,206,000 shares of COI common stock. The Agreement provides for the merger of CES with and into COI, whereby COI is the surviving corporation. The merger was effective on April 6, 2005 (the "Effective Date"). On the Effective Date, all of the issued and outstanding shares of common stock of CES were converted into an equal number of shares of common stock of COI. Following the closing of the merger, the CES shareholders were holders of 89% of COI's outstanding shares of common stock. As a result, CES will be treated as the "acquiring" company for financial reporting purposes. The accounting for the merger will be identical to that resulting from a reverse acquisition, except that no goodwill or other intangible assets will be recorded.

Convertible Notes

During April 2005, CES issued $350,000 of convertible notes. The notes are convertible at any time into shares of CES's common stock at an effective conversion rate of $0.21 per share, accrue interest at the rate of 10% per annum and mature in twelve months from the date of issuance. Based on the effective conversion rate of $0.21, CES has recognized a beneficial conversion feature on the notes of $231,401 which was recorded as a debt discount. The discount is being amortized over the life of the notes.

As of the effective date, the notes became convertible into an equal number of COI shares.

Issuance of Common Stock

On March 28, 2005, CES issued 17,006,000 shares as follows:

      o 100,000 shares of common stock for services valued at $35,000 and is included in share based compensation; and

      o 16,906,000 shares of common stock valued at $5,917,100 for cash proceeds and a stock subscriptions receivable totaling $16,906. All cash payments for the stock subscriptions receivable were received during April 2005. The $5,900,194 of value in excess of the cash proceeds received has been charged to expense as share based compensation.

The value of the shares issued was determined by reference to the closing price of COI's stock on the date of issuance.

Stock Option Grants

On April 1, 2005, CES granted stock options to a non-employee to purchase up to 500,000 shares of common stock at $0.30 per share. The option shall terminate no later than March 31, 2010 and may be exercised in whole or in part, at any time from and after October 1, 2005. The fair value of the option was $150,000 and has been fully expensed as share based compensation. As of the effective date of the merger, the shares available in connection with the option converted into an equal number of COI shares.

On April 29, 2005, COI granted stock options to seven persons, five of which are company directors and/or officers and two of which are non-employees, to acquire up to 12,950,000 shares of COI's common stock. The options are immediately exercisable at $0.05 per share and will expire on April 28, 2010. The options were granted as an inducement to retain management and for services rendered to COI. The intrinsic value of the options granted to the employees was $10,080,000 and has been expensed as share based compensation. The fair value of the options granted to the non-employees was $297,500 and has been expensed as share based compensation.

                          COASTAL ENERGY SERVICES, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                 March 31, 2005
                                  (As Restated)
                                   (unaudited)

ASSETS

   Cash                                                             $   305,725

   Stock subscriptions receivable                                        16,031
                                                                    -----------
         Total assets                                               $   321,756
                                                                    ===========

LIABILITIES & STOCKHOLDERS' DEFICIT

   Accounts payable and accrued liabilities                         $   101,914
                                                                    -----------
         Total current liabilities                                      101,914

   Convertible note subscriptions                                       305,000

   Note payable                                                          15,892
                                                                    -----------
         Total liabilities                                              422,806
                                                                    -----------

Commitments

STOCKHOLDERS' DEFICIT

   Preferred stock, $.001 par, 1,000,000 shares
     authorized, none issued and outstanding                                 --
   Common stock, $.001 par, 20,000,000 shares
     authorized, 17,206,000 issued and outstanding                       17,206
   Additional paid in capital                                         5,934,894
   Deficit accumulated during the development stage                  (6,053,150)
                                                                    -----------
         Total stockholders' deficit                                   (101,050)
                                                                    -----------
         Total liabilities & stockholders' deficit                  $   321,756
                                                                    ===========

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                          COASTAL ENERGY SERVICES, INC.
                          (A Development Stage Company)
                             STATEMENTS OF EXPENSES
                    Three Months Ended March 31, 2005 and the
                      Period from June 29, 2004 (Inception)
                             Through March 31, 2005
                                   (unaudited)

                                        Three Months                Inception
                                           Ended                     through
                                       March 31, 2005             March 31, 2005
                                       (As Restated)              (As Restated)
                                        -----------                -----------

General and administrative
  expenses                              $    25,451                $   116,914

Share based compensation                  5,935,194                  5,935,194

Interest expense                                198                      1,042
                                        -----------                -----------

             Total expenses               5,960,843                  6,053,150
                                        -----------                -----------

                   Net loss             $(5,960,843)               $(6,053,150)
                                        ===========                ===========

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                          COASTAL ENERGY SERVICES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS
                    Three Months Ended March 31, 2005 and the
                      Period from June 29, 2004 (Inception)
                             Through March 31, 2005
                                   (unaudited)

                                                Three Months        Inception
                                                    Ended            through
                                               March 31, 2005     March 31, 2005
                                                (As Restated)     (As Restated)
                                                -----------        -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                         $(5,960,843)       $(6,053,150)
Adjustments to reconcile net loss
 to cash used in operating activities:
  Share based compensation                         5,935,194          5,935,194
Changes in:
  Increase in accounts payable
   and accrued liabilities                            25,649            102,956
                                                 -----------        -----------

NET CASH USED IN OPERATING ACTIVITIES                     --            (15,000)
                                                 -----------        -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from note payable                              --             15,000
  Proceeds from sale of common stock                     725                725
  Proceeds from convertible note
   subscriptions                                     305,000            305,000
                                                 -----------        -----------

NET CASH PROVIDED BY
 FINANCING ACTIVITIES                                305,725            320,725
                                                 -----------        -----------

NET CHANGE IN CASH                                   305,725            305,725
 Cash balance, beginning                                  --                 --
                                                 -----------        -----------
 Cash balance, ending                            $   305,725        $   305,725
                                                 ===========        ===========

SUPPLEMENTAL DISCLOSURES:
 Cash paid for interest                          $        --        $        --
 Cash paid for income taxes                      $        --        $        --

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                          COASTAL ENERGY SERVICES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                   (unaudited)

The accompanying unaudited financial statements have been prepared by Coastal Energy Services, Inc. ("CES") and do not include all information and footnotes required under generally accepted accounting principles for complete financial statements. The financial statements have been prepared in conformity with the accounting principles and practices disclosed in, and should be read in conjunction with, CES' annual audited financial statements.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business. CES was incorporated in the State of Delaware on June 29, 2004. Since inception, CES has primarily been involved in conducting business planning and capital-raising activities. CES intends to engage in the oil and natural gas industry either by making acquisitions or by participating in strategic joint ventures.

Use of Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of expenses. Actual results could differ from those estimates.

Restatement. On August 15, 2005, we concluded that we should restate our unaudited interim financial statements as of March 31, 2005, for the three months ended March 31, 2005 and for the period from June 29, 2004 (inception) through March 31, 2005 to correct an error relating to share based compensation. In connection with the issuance of 17,006,000 shares of common stock on March 28, 2005, CES should have recognized additional share based compensation totaling $5,935,094. See Note 3 for additional discussion relating to the issuance of common stock. The misstatement had the effect of understating additional paid-in capital and the deficit accumulated during the development stage on the balance sheet by the same amount ($5,935,094), understating share based compensation expense (and therefore the net loss) by the same amount ($5,935,094) on the statements of expenses and in the cash flows from operating activities section in the statements of cash flow for the three months ended March 31, 2005 and for the period from June 29, 2004 (inception) through March 31, 2005, respectively.

NOTE 2 - CONVERTIBLE NOTES

Between March 10, 2005 and March 31, 2005, CES received $305,000 of proceeds from investors for convertible notes subscriptions. During April 2005, CES issued $350,000 of convertible notes (including the issuance of notes relating to the $305,000 convertible note subscription proceeds previously received). The notes are convertible at any time into shares of CES's common stock at an effective conversion rate of $0.21 per share, accrue interest at the rate of 10% per annum and mature in twelve months from the date of issuance. Based on the effective conversion rate of $0.21, Coastal has recognized a beneficial conversion feature on the notes of $231,401 which was recorded as a debt discount. The discount is being amortized over the life of the Notes.

As of the effective date of the merger (see discussion in Note 4 under the heading "Merger"), the notes became convertible into an equal number of COI shares.

NOTE 3 - ISSUANCE OF COMMON STOCK

On March 28, 2005, CES issued 17,006,000 shares as follows:

      o 100,000 shares of common stock for services valued at $35,000 and is included in share based compensation; and

      o 16,906,000 shares of common stock valued at $5,917,100 for cash proceeds and a stock subscriptions receivable totaling $16,906. All cash payments for the stock subscriptions receivable were received during April 2005. The $5,900,194 of value in excess of the cash proceeds received has been charged to expense as share based compensation.

The value of the shares issued was determined by reference to the closing price of COI's stock on the date of issuance.

NOTE 4 - SUBSEQUENT EVENTS

Merger

On April 6, 2005, CES entered into a Plan and Agreement of Merger (the "Agreement") with College Oak Investments, Inc. ("COI"). Pursuant to the Agreement, COI acquired CES in exchange for 17,206,000 shares of COI common stock. The Agreement provides for the merger of CES with and into COI, whereby COI is the surviving corporation. The merger was effective on April 6, 2005 (the "Effective Date"). On the Effective Date, all of the issued and outstanding shares of common stock of CES were converted into an equal number of shares of common stock of COI. Following the closing of the merger, the CES shareholders were holders of 89% of COI's outstanding shares of common stock. As a result, CES will be treated as the "acquiring" company for financial reporting purposes. The accounting for the merger will be identical to that resulting from a reverse acquisition, except that no goodwill or other intangible assets will be recorded.

Stock Option Grants

On April 1, 2005, CES granted stock options to a non-employee to purchase up to 500,000 shares of common stock at $0.30 per share. The option shall terminate no later than March 31, 2010 and may be exercised in whole or in part, at any time from and after October 1, 2005. The fair value of the option was $150,000 and has been fully expensed as share based compensation. As of the effective date of the merger, the shares available in connection with the option converted into an equal number of COI shares.

On April 29, 2005, COI granted stock options to seven persons, five of which are company directors and/or officers and two of which are non-employees, to acquire up to 12,950,000 shares of COI's common stock. The options are immediately exercisable at $0.05 per share and will expire on April 28, 2010. The options were granted as an inducement to retain management and for services rendered to COI. The intrinsic value of the options granted to the employees was $10,080,000 and has been expensed as share based compensation. The fair value of the options granted to the non-employees was $297,500 and has been expensed as share based compensation.

PRO FORMA CONDENSED FINANCIAL STATEMENT (UNAUDITED)

The following pro forma financial statement has been derived from the financial statements of College Oak Investments, Inc. ("COI"), at January 31, 2005 and adjusts such information to give effect to its reverse acquisition by Coastal Energy Services, Inc. ("CES"), as if the acquisition had occurred at their respective period-ends as shown. The pro forma financial statement is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either period-end. The pro forma financial statement should be read in conjunction with the notes thereto and each company's financial statements and related notes thereto contained herein and in COI's latest interim report filed with the SEC.

Pro forma Condensed Balance Sheet:

                                         COI              CES
                                     January 31,      December 31,
                                         2005             2004         Adjustments       Pro-Forma
                                     -----------      ------------     -----------       ---------
Current Assets
  Cash                                $     282        $      --        $      --        $     282
  Accounts receivable                     9,839               --               --            9,839
  Other                                     396               --               --              396
                                      ---------        ---------        ---------        ---------

Total Assets                          $  10,517        $      --        $      --        $  10,517
                                      =========        =========        =========        =========

Current Liabilities
  Accounts payable                    $  39,753        $  76,463        $      --        $ 116,216
  Line of credit                          2,500               --               --            2,500
  Note payable                               --           15,844               --           15,844
                                      ---------        ---------        ---------        ---------

Total Liabilities                        42,253           92,307               --          134,560
                                      ---------        ---------        ---------        ---------

Preferred stock, $.001 par,
  10,000,000 shares authorized,
  none issued and outstanding                --               --               --               --

Common stock, $.001 par,
  140,000,000 shares authorized
  2,114,000 issued and outstanding        2,114               -- (1)       17,206           19,320

Preferred stock, $.001 par,
  1,000,000 shares authorized,
  none issued and outstanding                --               --               --               --

Common stock, $.001 par,
  20,000,000 shares authorized
  200,000 issued and outstanding             --              200 (1)         (200)              --

Paid-in capital                         209,286             (200) (1)     (17,206)         (51,056)
                                                                  (1)    (243,136)
                                                                  (1)         200

Accumulated deficit                    (243,136)         (92,307) (1)     243,136          (92,307)
                                      ---------        ---------        ---------        ---------

Total stockholders' deficit             (31,736)         (92,307)              --         (124,043)
                                      ---------        ---------        ---------        ---------

Total liabilities and
  And stockholders' deficit           $  10,517        $      --        $      --        $  10,517
                                      =========        =========        =========        =========

NOTES TO PRO FROMA CONDENSED FINANCIAL STATEMENT

On April 6, 2005, COI acquired CES in exchange for 17,206,000 shares of COI common stock. The Agreement provides for the merger of CES with and into COI, whereby COI is the surviving corporation. On the effective date, all of the issued and outstanding shares of common stock of CES were converted into an equal number of shares of common stock of COI. Following the closing of the merger, the CES shareholders were holders of 89% of COI's outstanding shares of common stock. As a result, CES will be treated as the "acquiring" company for financial reporting purposes. The accounting for the merger will be identical to that resulting from a reverse acquisition, except that no goodwill will be recorded.

Pro forma condensed income statements incorporating COI's income statements for the prior fiscal year and most recent interim period have not been provided as they would not be meaningful because the operations of COI, the legal acquirer, were discontinued as of the Effective Date.

Note to Pro Forma Condensed Balance Sheet:

(1)   Issuance of 17,206,000 shares of COI common stock to CES for 100% of CES.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   COLLEGE OAK INVESTMENTS, INC.


DATE: August 19, 2005                              By: /s/ Carey G. Birmingham
                                                       -----------------------
                                                   Name: Carey G. Birmingham
                                                   Title: President